Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, Y and R6 shares of the Fund listed below:

Invesco Oppenheimer Ultra-Short Duration Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Laurie Brignac	Portfolio Manager	2019
Joseph Madrid Marques Mercier	Portfolio Manager Portfolio Manager	2019 2019”

O-USD-SUMPRO SUP 062119